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                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of January 31, 2005, by and among Altra Industrial Motion, Inc., a Delaware corporation, as Administrative Borrower ("Administrative Borrower") for the Borrowers (as defined below), the lenders listed on the signatory page hereof (the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, in its capacity as the arranger and administrative agent for the Lenders ("Agent").

                                   WITNESSETH:

     WHEREAS, each of Administrative Borrower, Warner Electric LLC, a Delaware limited liability company, Kilian Manufacturing Corporation, a Delaware corporation, Warner Electric Technology LLC, a Delaware limited liability company, Formsprag LLC, a Delaware limited liability company, Boston Gear LLC, a Delaware limited liability company, Nuttall Gear L L C, a Delaware limited liability company, and Ameridrives International L.P., a Delaware limited partnership (each, a "Borrower" and, collectively, the "Borrowers"), have entered into a Credit Agreement dated as of November 30, 2004 (as amended as of December 30, 2004 and January 14, 2005, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with the Lenders and Agent; and

     WHEREAS, Borrowers, the Lenders and Agent wish to amend the Credit Agreement, as provided herein;

     NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 herein, the Credit Agreement is hereby amended, effective as of the Effective Date (as defined below), as follows:

     2.01 AMENDMENT TO SECTION 3.6(B). Section 3.6(b) of the Credit Agreement is hereby amended by replacing the date "January 31, 2005" in the first line thereof with "February 15, 2005 (or such later date as Agent, in its sole discretion, may agree to in writing (including by fax or email) either directly or through its counsel".

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SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Agent and the
Lenders to enter into this Third Amendment, Administrative Borrower, for itself and on behalf of all of the other Borrowers, hereby represents and warrants that:

     3.01 NO DEFAULT. At and as of the date of this Third Amendment, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

     3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Third Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

     3.03 CORPORATE POWER, ETC. Administrative Borrower (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby for itself and on behalf of all of the other Borrowers and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby for itself and on behalf of all of the other Borrowers. Administrative Borrower is entering into this Third Amendment on behalf of all of the other Borrowers in accordance with Sections 14.1 and 16.9 of the Credit Agreement.

     3.04 NO CONFLICT. The execution, delivery and performance by Administrative Borrower of this Third Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (d) require any unobtained approval or consent of any Person under any material contractual obligation of any Borrower.

     3.05 BINDING EFFECT. This Third Amendment has been duly executed and delivered by Administrative Borrower (on behalf of itself and all of the other Borrowers) and constitutes the legal, valid and binding obligation of Administrative Borrower (on behalf of itself and all of the other Borrowers), enforceable against Administrative Borrower (on behalf of itself and all of the other Borrowers) in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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SECTION 4. CONDITIONS. This Third Amendment shall be effective as of January 31,
2005 (the "Effective Date") upon the fulfillment of all of the following conditions precedent set forth in this Section 4:

     4.01 EXECUTION OF THE THIRD AMENDMENT. Each of the parties hereto shall have executed and delivered a counterpart of this Third Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to Agent.

     4.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

     4.03 COMPLIANCE WITH TERMS. Borrowers shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Borrowers in connection herewith.

SECTION 5. MISCELLANEOUS.

     5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     5.02 NO WAIVER. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

     5.03 REFERENCES.

          (a) From and after the Effective Date, the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment.

          (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

     5.04 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.05 SEVERABILITY. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any


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jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

     5.06 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with Administrative Borrower and Agent.

     5.07 HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     5.08 BINDING EFFECT; ASSIGNMENT. This Third Amendment shall be binding upon and inure to the benefit of Borrowers, the Lenders and Agent and their respective successors and assigns; provided, however, that the rights and obligations of Borrowers under this Third Amendment shall not be assigned or delegated without the prior written consent of Agent.

     5.09 EXPENSES. Borrowers agree to pay Agent for all reasonable expenses, including reasonable fees of attorneys and paralegals for Agent, incurred by Agent in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith pursuant to the terms of the Credit Agreement and the Fee Letter.

                           [Signature page to follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ALTRA INDUSTRIAL MOTION, INC.,
                                        a Delaware corporation, as
                                        Administrative Borrower on behalf
                                        of itself and all other Borrowers


                                        By: /s/ David Wall
                                            ------------------------------------
                                        Name: David Wall
                                        Title: Chief Financial Officer


                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent and
                                        Lender


                                        By: /s/ John T. Leonard
                                            ------------------------------------
                                        Name: John T. Leonard
                                        Title: Vice President

                      [SIGNATURE PAGE OF THIRD AMENDMENT]